UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHIPOTLE MEXICAN GRILL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/21/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:		B A R C O D E
Notice and Proxy Statement / Annual Report / Form 10-K
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/7/08.
To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CHIPOTLE MEXICAN GRILL, INC.
Vote By Internet
CHIPOTLE MEXICAN GRILL, INC. 1543 WAZEE STREET SUITE 200 DENVER, CO 80202

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40	Vote In Person
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

P99999-0101 12 15 # OF #

PAGE A (OF DUPLEX A/B)

Meeting Location
The Annual Meeting for holders as of 3/31/08 is to be held on 5/21/08 at 8:00 a.m. MDT at: The Oxford Hotel 1600 Seventeenth Street Denver, Colorado

For directions to the Annual Meeting log on to http://www.theoxfordhotel.com/directions.htm

PAGE B (OF DUPLEX A/B)

Voting items
THE BOARD OF DIRECTORS RECOMMEND A VOTE
“FOR” ITEMS 1, 2, 3, 4 AND 5.

1.	ELECTION OF DIRECTORS
Nominees:
	01)	John S. Charlesworth
	02)	Montgomery F. Moran
B
A
R
2.	Proposal to approve the Chipotle Mexican Grill, Inc. Amended and Restated 2006 Cash Incentive Plan.				C
O
3.	Proposal to approve the Chipotle Mexican Grill, Inc. Amended and Restated 2006 Stock Incentive Plan.				D
E
4.	Proposal to approve the Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan.

5.	Proposal to ratify the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the 2008 fiscal year.

6.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

			CONTROL # →	0000 0000 0000
BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
			FINANCIAL SOLUTIONS		Acct #xxxxxxxxxxxxx
			ATTENTION:		SHARESXXXXXXXXXXX
			TEST PRINT		Cusip
			51 MERCEDES WAY EDGEWOOD, NY 11717		P99999-010 12 15 # OF #